UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 6, 2020
Anika Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-21326	04-3145961
(State or other jurisdiction of	Commission file number	(I.R.S. Employer
incorporation or organization)		Identification No.)

32 Wiggins Avenue, Bedford, MA 01730
(Address of principal executive offices) (Zip code)
(781)-457-9000
Registrant’s telephone number, including area code:
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ANIK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On January 6, 2020, the Company issued a press release announcing the execution of agreements to acquire Parcus Medical, LLC and ArthroSurface, Inc.  The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 8.01 of this report, including Exhibit 99.1, shall not be incorporated by reference into any filing of the registrant, whether made before, on or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.  The information contained in Item 8.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release issued by Anika Therapeutics, Inc. on January 6, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anika Therapeutics, Inc.

Date: January 6, 2020	By:	/s/ Sylvia Cheung
Chief Financial Officer